Income Taxes - Schedule of Components of Benefit for Income Taxes (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Current expense:
Federal	$ 0	$ 0	$ 0
State	4	5	(53)
Total current	4	5	(53)
Deferred
Federal	(10,396)	(12,981)	(3,970)
State	(1,851)	(2,472)	(130)
Total deferred	(12,247)	(15,453)	(4,100)
Changes in tax rate	1,347	31	93
Changes in valuation allowance	10,900	15,422	4,007
Total	$ 4	$ 5	$ (53)